UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

PEOPLES FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL VALUE PARTNERS VII, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL VALUE LLC JOSEPH STILWELL MEGAN PARISI RODNEY H. BLACKWELL STEWART F. PECK
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 28, 2023

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Stilwell Activist Investments, L.P.

111 Broadway, 12th Floor

New York, NY 10006

(787) 985-2194

INFO@STILWELLGROUP.COM

[__], 2023

Dear Fellow Stockholders,

Stilwell and the other Participants (both as defined in the attached Proxy Statement), beneficially own an aggregate of 528,679 shares of Common Stock, par value $1.00 per share, of Peoples Financial Corporation (the “Corporation”). We are seeking proxies to vote at the Corporation’s 2023 Annual Meeting of Stockholders, including any adjournments, postponements, continuations or reschedulings thereof (the “Annual Meeting”), in connection with our bid to elect Rodney H. Blackwell to the Corporation’s Board of Directors at the Annual Meeting.

The attached Proxy Statement and the enclosed GREEN universal proxy card are first being furnished to the stockholders on or about [__], 2023.

Please submit the GREEN universal proxy voting card FOR Rodney H. Blackwell TODAY. We appreciate your support.

Sincerely,

/s/ Megan Parisi

Megan Parisi

(787) 985-2194

mparisi@stilwellgroup.com

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 28, 2023

PEOPLES FINANCIAL CORPORATION

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2023 ANNUAL MEETING OF STOCKHOLDERS

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PROXY STATEMENT OF Stilwell Activist Investments, L.P.

IN OPPOSITION TO

THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

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WHY YOU WERE SENT THIS PROXY STATEMENT

Stilwell (as defined below) is one of the largest stockholders of Peoples Financial Corporation (the “Corporation” or “Peoples Financial”), which, together with certain other Participants (as defined below), beneficially own an aggregate of 528,679 shares of Common Stock, par value $1.00 per share (the “Common Stock”), of the Corporation. Stilwell is furnishing this Proxy Statement and accompanying GREEN universal proxy card to the holders of the Common Stock. We are seeking proxies to vote at the Corporation’s 2023 Annual Meeting of Stockholders (including any adjournments, postponements, continuations or reschedulings thereof, the “Annual Meeting”) in connection with our bid to elect Rodney H. Blackwell (the “Stilwell Nominee”) to the Corporation’s Board of Directors (the “Board”) at the Annual Meeting. The Annual Meeting is scheduled to be held on Wednesday, April 26, 2023.

The Corporation has not yet announced the time and location of the Annual Meeting. Similarly, the Corporation has not yet announced the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Once the Corporation announces such information, Stilwell will supplement this Proxy Statement to include such information. Stockholders who own shares of Common Stock as of the close of business on the record date will be entitled to vote at the Annual Meeting.

There are currently six (6) directors serving on the Board, all of whom have terms expiring at the Annual Meeting. As described in more detail below, through this Proxy Statement and the enclosed GREEN universal proxy card, we are soliciting proxies to elect the Stilwell Nominee.

We also expect the Corporation to include proposals for (i) the ratification of the selection of the Corporation’s independent registered public accounting firm as an item on the agenda to be voted upon by stockholders at the Annual Meeting (“Proposal 2”) and (ii) the advisory (non-binding) approval of the compensation of the named executive officers of the Corporation (“Proposal 3”). To the extent the foregoing proposals are included on the agenda for the Annual Meeting, unless instructed otherwise, proxies will be voted in favor of Proposal 2 and against Proposal 3. To the extent any other proposals are included on the agenda or presented at the Annual Meeting, for which we may exercise discretionary voting, proxies will be voted in accordance with the best judgment of the persons named as proxies on the attached universal proxy card. Additional voting instructions are stated below. This Proxy Statement and GREEN universal proxy card are first being mailed or furnished to stockholders on or about [__], 2023.

As of the date of this Proxy Statement, the following members of Stilwell, who beneficially own an aggregate of 526,587 shares of Common Stock, are:

•	Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”);
•	Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”);
•	Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”);
•	Stilwell Value LLC, a Delaware limited liability company, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII; and
•	Joseph Stilwell, individually and as the managing member and sole owner of Stilwell Value LLC (collectively, “Stilwell”).

Additional information concerning Stilwell is set forth under the headings “Proposal Number 1: Election of Directors” and “Certain Information Regarding the Participants” and in Appendix A.

As noted above, we are soliciting proxies to elect the Stilwell Nominee. Stilwell and Peoples Financial will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to six (6) nominees on Stilwell’s enclosed GREEN universal proxy card. There is no need to use the Corporation’s [white] proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for less than six nominees or for any combination (up to six total) of the Stilwell Nominee and the Corporation’s nominees on the GREEN universal proxy card. We believe the best opportunity for the Stilwell Nominee to be elected is by voting on the GREEN universal proxy card. Stilwell therefore urges stockholders using our GREEN universal proxy card to vote “FOR” the Stilwell Nominee. IMPORTANTLY, IF YOU MARK MORE THAN SIX “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY. IF YOU ARE A RECORD HOLDER (NAMELY, YOU OWN YOUR CORPORATION STOCK IN CERTIFICATE FORM), PLEASE SIGN AND DATE YOUR GREEN UNIVERSAL PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM TO VOTE OUR GREEN UNIVERSAL PROXY CARD ON YOUR BEHALF (YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE).

We urge you not to return any proxy card sent to you by the Corporation. Your last dated proxy is the only one that counts. If you are a registered holder, return the GREEN universal proxy card as explained in the instructions on the GREEN universal proxy card, even if you previously delivered to the Corporation a proxy card sent to you by the Corporation; your last dated proxy card is the only one that counts. If your shares are held in street name, contact the person responsible for your account and instruct that person to execute and return the GREEN universal proxy card on your behalf.

Please refer to the Corporation’s definitive proxy statement when it becomes available for a full description of management’s candidates for election as directors.

Holders of record of shares of the Common Stock on the record date for the Annual Meeting are urged to vote even if you sold your shares of Common Stock after that date, as you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date.

If you have any questions or need assistance in voting your shares, please call Stilwell:

Stilwell Activist Investments, L.P.

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

Direct: 787- 985-2194

info@stilwellgroup.com

Also, please feel free to call our proxy solicitor:

Okapi Partners LLC

Attn: Ms. Teresa Huang

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Main: 212-297-0720

Stockholders Call Toll-Free: 855-305-0856

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PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

The Board currently consists of six members. Based on publicly available information, we believe the terms of all six current directors will expire at the Annual Meeting and all six seats on the Board will be up for election. At the Annual Meeting, Stilwell will seek to elect Rodney H. Blackwell, who has consented to being named in this Proxy Statement and to serving as a director on the Board if elected. The election of Mr. Blackwell requires the affirmative vote of a plurality of the votes cast. If elected and seated, the Stilwell Nominee will be entitled to serve a one-year term. Mr. Blackwell is an experienced business man, having served as a Principal at Northwood Investments since 1999 and having previously held leadership positions in operations, training and marketing at two publicly held companies. We therefore believe he would be a valuable addition to the Board. Your vote to elect the Stilwell Nominee will have the legal effect of replacing one incumbent director of the Corporation with the Stilwell Nominee. If elected, the Stilwell Nominee will represent a minority of the members of the Board, and therefore it is not guaranteed that he will be able to implement any actions that he may believe are necessary to enhance stockholder value. However, we believe the election of the Stilwell Nominee is an important step in the right direction to maximize shareholder value at the Corporation. There is no assurance that any incumbent director will serve as a director if our Stilwell Nominee is elected to the Board. You should refer to the Corporation’s proxy statement, which is available, free of charge, at sec.gov, for the names, background, qualifications and other information concerning the Corporation’s nominees.

Each director is elected to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

This Proxy Statement is soliciting proxies to elect the Stilwell Nominee. We have provided the required notice to the Corporation pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees. Accordingly, Stilwell and the Corporation will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board, as detailed elsewhere in this Proxy Statement.

The election of Mr. Blackwell requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting. Only the six nominees for election as directors who receive the highest numbers of “For” votes actually cast will be elected. See “Voting and Proxy Procedures” below.

Rodney H. Blackwell (age 71): Rodney H. Blackwell’s principal occupation is serving as a Principal at Northwood Investments, a company that leases transportation equipment nationally, since 1999. Mr. Blackwell began his career in transportation and held leadership positions in operations, training and marketing at two publicly traded companies. He also previously owned a specialized business-to-business transportation company that served the Gulf Coast from Lake Charles to Mobile. Mr. Blackwell received a B.S. in Political Science from the University of Southern Mississippi. He is not employed by any parent, subsidiary or other affiliate of the Corporation.

Specific Qualities: Mr. Blackwell’s business expertise makes him well-qualified to serve on the Board.

If Mr. Blackwell is unable to serve as a director, the proxies named on the attached GREEN universal proxy card will vote for the election of an alternate nominee, Stewart F. Peck (the “Alternate Nominee”), discussed below, who has consented to being named in this Proxy Statement and to serving as a director on the Board if elected.

The Stilwell Nominee and the Alternate Nominee are independent under the independence standards previously and/or currently applicable to the Corporation, as the case may be, under (i) paragraph (a)(1) of Item 407 of Regulation S-K, (ii) Section 301 of the Sarbanes-Oxley Act of 2002, and (iii) Sections 2.5(a) and 7 of the OTCQX Rules for U.S. Companies.

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On or about January 25, 2023, Stilwell provided the Corporation with notice, in accordance with its Bylaws, as amended (the “Bylaws”), of Stilwell’s intention to nominate Mr. Blackwell for election to the Board. We did this because the Bylaws require that advance notice of nominations be provided to the Corporation's Secretary prior to the Annual Meeting. In order to preserve our ability to nominate an alternate nominee should Mr. Blackwell be unable to serve, we provided advance notice for the Alternate Nominee in accordance with the Corporation's advance notice provision. As stated above, however, we intend to nominate the Alternate Nominee only in the event that Mr. Blackwell is unable to serve as a director. In addition, we reserve the right to solicit proxies for the election of the Alternate Nominee if the Corporation makes or announces any changes to its Articles of Incorporation or Bylaws (collectively, the “Organizational Documents”) or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our Stilwell Nominee, to the extent this is not prohibited under the Organizational Documents and applicable law. In any such case, shares represented by the enclosed GREEN universal proxy card will be voted for such Alternate Nominee. We reserve the right to nominate additional persons, to the extent this is not prohibited under the Organizational Documents and applicable law, if the Corporation increases the size of its Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Stilwell that any attempt to increase the size of the current Board or to classify the Board, constitutes an unlawful manipulation of the Corporation’s corporate machinery.

Biography of Alternate Nominee:

Stewart F. Peck (age 70): Stewart F. Peck’s principal occupation is serving as Senior Counsel of Lugenbuhl, Wheaton, Peck, Rankin & Hubbard, a professional law corporation with offices in New Orleans, Houston, Baton Rouge, and Gulfport, a position he has held since 2020 after having served as a founder, member of the board of directors and President/Managing Shareholder of the firm since it was founded in 1986. Mr. Peck has served on the board of directors of Partnership in Action (NOLA Vie), a non-profit organization, since 2018, and is a member of Session as an Elder at St. Charles Avenue Presbyterian Church in New Orleans, Louisiana. Mr. Peck is also co-chairman of Kenyon College’s 50th Reunion Committee. Mr. Peck is ranked in Chambers & Partners and has been listed in the top 50 lawyers in New Orleans and top 50 lawyers in Louisiana by Super Lawyers. Mr. Peck has been involved in 90 reported cases, handled substantial mergers and acquisitions, represented banks and other financial institutions and acted as general counsel to a number of regional businesses in providing counsel and his legal expertise, including significant businesses located in southern Mississippi. Mr. Peck graduated from Kenyon College, magna cum laude, with distinction, and Tulane Law School, where he was a member of the Tulane Law Review and Order of the Coif. He is not employed by any parent, subsidiary or other affiliate of the Corporation.

Specific Qualities: Mr. Peck’s extensive legal expertise, including his service as general counsel of numerous regional businesses, makes him well-qualified to serve on the Board.

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PROPOSAL NUMBER 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We expect that the Corporation will also submit to a vote of stockholders ratification of the appointment of Wipfli LLP as the Corporation’s independent registered public accounting firm. If this proposal is included on the agenda for the Annual Meeting, we intend to vote, and recommend that you vote, FOR Proposal 2.

Proposal 2 will be approved if the votes cast in favor of Proposal 2 exceed the votes cast against it at the Annual Meeting. Abstentions, which include broker non-votes, are counted for purposes of determining a quorum, but are otherwise not counted and have no effect on the outcome of the matters to be voted upon. See “Voting and Proxy Procedures” below.

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PROPOSAL NUMBER 3: ADVISORY VOTE ON COMPENSATION OF EXECUTIVE OFFICERS

We expect that the Corporation will also submit to a vote of stockholders the advisory (non-binding) approval of the compensation of the named executive officers of the Corporation. As we expect will be discussed in further detail in the Corporation’s proxy statement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations promulgated thereunder require the Corporation to conduct a separate stockholder vote to approve the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”). Accordingly, the Corporation is asking stockholders to vote for the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers of the Company as set forth under the heading “Compensation of Executive Officers and Directors” in Section VI in the 2023 Proxy Statement, including the compensation discussion and analysis, the compensation tables and related material.”

According to the Corporation’s proxy statement, although the vote is advisory and will not be binding on the Corporation or the Board of Directors, the Board’s Compensation Committee will take into account the voting results when considering future executive compensation arrangements. We intend to vote, and recommend that you vote, AGAINST Proposal 3.

Proposal 3 will be approved if the votes cast in favor of Proposal 3 exceed the votes cast against it at the Annual Meeting. Abstentions, which include broker non-votes, are counted for purposes of determining a quorum, but are otherwise not counted and have no effect on the outcome of the vote on Proposal 3.

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CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Except as described herein, there are no material proceedings in which any member of Stilwell, or any associate of any Stilwell member, is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries. Except as described in Appendix A, no Stilwell member or any associate of any Stilwell member has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Corporation.

Except as described in Appendix A, no Stilwell member or any associate of any Stilwell member (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Corporation’s last fiscal year, or in any currently proposed transaction, to which the Corporation or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Corporation or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Corporation; (4) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, any future employment by the Corporation or its affiliates, or any future transaction to which the Corporation or any of its affiliates will or may be a party; or (5) is the beneficial or record owner of any securities of the Corporation or any parent or subsidiary thereof.

No Stilwell member or any associate of any Stilwell member, during the past 10 years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Additional information concerning Stilwell, including, but not limited to, beneficial ownership of and transactions in the Common Stock, is set forth in Appendix A.

OTHER MATTERS

Stilwell anticipates that the Corporation’s proxy statement, when it becomes available, will contain information regarding (1) the securities ownership of certain beneficial owners and management; (2) the committees of the Board; (3) the meetings of the Board and all Board committees; (4) the background of the Corporation’s nominees for election as directors; (5) the compensation of the Corporation’s directors and executive officers; and (6) the services and fees of the Corporation’s independent registered public accounting firm. Stilwell has no knowledge of the accuracy of the Corporation’s disclosures in its proxy materials.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be included in the Corporation’s proxy statement and form of proxy prepared by the Board under Rule 14a-8 of the Exchange Act, it must be received at the principal executive offices of the Corporation not less than 120 days in advance of the first anniversary of the date the previous year’s proxy statement and form of proxy were mailed by the Corporation to stockholders.

In accordance with the Bylaws, stockholders may make proposals for consideration at the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) by giving timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting date nor later than the close of business on the 90th calendar day prior to the first anniversary of the preceding year’s annual meeting date and in compliance with any additional requirements of Rule 14a-19(b) as such rule and regulations may be amended from time to time by the SEC including any SEC staff interpretations related thereto; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made. In addition, to comply with the Universal Proxy Rules, stockholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide the requisite written notice to the Corporation in accordance with Rule 14a-19 of the Exchange Act.

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SOLICITATION; EXPENSES

Proxies may be solicited by Stilwell by mail, e-mail, advertisement, telephone, facsimile, and personal solicitation. Phone calls will be made to stockholders by employees of Stilwell and certain of its personnel, as well as employees of Okapi Partners LLC. Ms. Megan Parisi will be principally responsible for soliciting proxies for Stilwell and certain of its personnel will perform additional work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward Stilwell’s solicitation material to their customers for whom they hold shares and Stilwell will reimburse them for their reasonable out-of-pocket expenses. Stilwell has retained Okapi Partners LLC to assist in the solicitation of proxies and for related services. Stilwell will pay Okapi Partners LLC a base fee of up to $40,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, Stilwell has agreed to indemnify Okapi Partners LLC against certain liabilities and expenses. Approximately 25 persons will be used by Okapi Partners LLC in its solicitation efforts.

Although a precise estimate cannot be made at the present time, Stilwell currently estimates that the total expenditures relating to the proxy solicitation to be incurred by it will be approximately $300,000 of which approximately [___] has been incurred to date. The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by Stilwell.

WHO CAN VOTE AT THE ANNUAL MEETING

Stockholders who own shares as of the close of business on the record date will be entitled to vote at the Annual Meeting. The Corporation has not yet set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Once the Corporation announces the record date and the number of shares of Common Stock outstanding as of such record date, Stilwell will supplement this Proxy Statement to include such information. Stockholders of the Corporation as of the close of business on the record date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the record date.

HOW TO VOTE BY PROXY

To elect the Stilwell Nominee to the Board, if you are a record holder (namely, you own your Corporation stock in certificate form), you can vote by marking your vote on the GREEN universal proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided. If your shares are held in “street name,” follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares. Your broker, nominee, fiduciary or other custodian may permit you to vote via the Internet or by telephone. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now. Please contact our proxy solicitor Okapi Partners LLC at 855-305-0856 if you require assistance to vote your shares. This Proxy Statement and the accompanying form of GREEN universal proxy card are available at [__________].

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN universal proxy card but do not make any specific choices, your shares will be voted: (a) “FOR” the election of our Stilwell Nominee to the Board, (b) “FOR” the ratification of the appointment of Wipfli LLP as the Corporation’s independent registered public accounting firm, and (c) “AGAINST” the (non-binding) proposal to approve the compensation of the Corporation’s named executive officers, assuming with respect to the foregoing items (b) and (c), that the Corporation includes such items on the agenda for the Annual Meeting. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement. As described in more detail below in the “Voting and Proxy Procedures” section of this Proxy Statement, Stilwell and the Corporation will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. You should refer to the Corporation’s proxy statement and form of proxy to be distributed by the Corporation, which is available, free of charge, at sec.gov, for the names, backgrounds, qualifications and other information concerning the Corporation’s nominees for election as directors.

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If you sign and submit your GREEN universal proxy card without specifying how you would like your shares voted, your shares will be voted as specified above and in accordance with the discretion of the persons named on the GREEN universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN universal proxy card on your behalf. You should also sign, date and mail the voting instruction form your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

Many banks and brokerage firms are participating in programs that allow eligible stockholders to vote by telephone or via the Internet. If your bank or brokerage firm is participating in a telephone or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form. Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded. Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies. If your bank or brokerage firm does not provide you with a voting form, but instead you receive our GREEN universal proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

Stilwell and Peoples Financial will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to six nominees on Stilwell’s enclosed GREEN universal proxy card. There is no need to use the Corporation’s [white] proxy card or voting instruction form, regardless of how you wish to vote.

The Board is elected annually. Each director is elected to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified. If elected and seated, Rodney H. Blackwell would serve until the 2024 Annual Meeting. Directors are elected by a plurality of the votes cast. Through the attached Proxy Statement and enclosed GREEN universal proxy card, we are soliciting proxies to elect Rodney H. Blackwell, the Stilwell Nominee.

Stockholders are permitted to vote for less than six nominees or for any combination (up to six total) of the Stilwell Nominee and the Corporation’s nominees on the GREEN universal proxy card. We believe the best opportunity for the Stilwell Nominee to be elected is by voting on the GREEN universal proxy card. Stilwell therefore urges stockholders using our GREEN universal proxy card to vote “FOR” the Stilwell Nominee TODAY.

IMPORTANTLY, IF YOU MARK MORE THAN SIX “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

Certain information about the Corporation’s nominees are set forth in the Corporation’s proxy statement. Stilwell is not responsible for the accuracy of any information provided by or relating to the Corporation or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Corporation or any other statements that the Corporation or its representatives have made or may otherwise make.

A majority of the outstanding shares of Common Stock constitutes a quorum. Each share of Common Stock entitles the holder thereof to one vote on each matter presented at the Annual Meeting for stockholder approval. Except in the election of directors, action on a matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions, which include broker non-votes, are counted for purposes of determining a quorum, but are otherwise not counted and have no effect on the outcome of the matters to be voted upon.

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STILWELL URGES YOU TO VOTE FOR THE ELECTION OF THE STILWELL NOMINEE AS A DIRECTOR OF THE CORPORATION AS SOON AS POSSIBLE. PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Corporation’s Corporate Secretary at the Corporation’s principal executive offices at P.O. Box 529, Biloxi, Mississippi 39533-0529, or (3) attending the Annual Meeting and giving oral notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Corporation and voting in person. You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy. If you have already sent management’s proxy to the Corporation, you can revoke that proxy by signing, dating and mailing the GREEN universal proxy card or by voting in person at the Annual Meeting.

Only holders of record as of the close of business on the record date for the Annual Meeting will be entitled to vote at the Annual Meeting. The Corporation has not yet set the record date for the Annual Meeting. Stockholders who own shares as of the close of business on the record date will be entitled to vote at the Annual Meeting. If you were a stockholder of record on the record date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date. Accordingly, it is important that you vote the shares held by you on the record date, or grant a proxy to vote such shares, even if you sell your shares after the record date.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

IF YOU SIGN THE GREEN UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE PEOPLES FINANCIAL CORPORATION COMMON STOCK REPRESENTED BY THE GREEN UNIVERSAL PROXY CARD FOR THE ELECTION OF RODNEY H. BLACKWELL AND IF ON THE AGENDA FOR THE ANNUAL MEETING, FOR THE RATIFICATION OF WIPFLI LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AGAINST THE (NON-BINDING) PROPOSAL TO APPROVE THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS.

ADDITIONAL INFORMATION

The information concerning the Corporation contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Although we have no knowledge that would indicate that statements relating to the Corporation contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Corporation, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

The Corporation previously filed annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Corporation filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and on the Internet, at the website maintained by the SEC at www.sec.gov.

10

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE FOR MR. BLACKWELL. ONLY YOUR LATEST-DATED PROXY CARD COUNTS. EVEN IF YOU HAVE ALREADY RETURNED THE CORPORATION’S PROXY CARD TO THE BOARD, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A GREEN UNIVERSAL PROXY CARD TO US AS PROVIDED BELOW.

IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING (IN THE ENCLOSED POSTAGE-PAID ENVELOPE) THE ENCLOSED GREEN UNIVERSAL PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.

This Proxy Statement and the accompanying form of GREEN universal proxy card are available at [__________]. If you have any questions or require any assistance, please contact Stilwell:

Stilwell Activist Investments, L.P. Attn: Ms. Megan Parisi
111 Broadway, 12th Floor
New York, NY 10006
Direct: (787) 985-2194
info@stilwellgroup.com

Please feel free to contact Okapi Partners LLC, proxy solicitors for Stilwell, as follows:

Okapi Partners LLC
Attn: Ms. Teresa Huang
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Main: 212-297-0720 Stockholders Call Toll-Free: 855-305-0856

Sincerely,

/s/ Megan Parisi
Megan Parisi
Stilwell Activist Investments, L.P.

[__], 2023

11

APPENDIX A

IDENTITY OF PARTICIPANTS

The participants in this solicitation are anticipated to include Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Value LLC, a Delaware limited liability company; and Joseph D. Stilwell (collectively, “Stilwell” or the “Beneficial Owners”); as well as, Megan Parisi, Rodney H. Blackwell (the “Stilwell Nominee”), and Stewart F. Peck (the “Alternate Nominee,” and together with the Beneficial Owners, Ms. Parisi and the Stilwell Nominee, the “Participants” and each a “Participant”).

With respect to each Participant, other than as disclosed herein, such Participant is not and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of Peoples Financial Corporation (the “Corporation”), including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Joseph Stilwell, in his capacity as the managing member and sole owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits. With respect to each Participant, other than as disclosed below, neither such Participant nor any of such Participant’s associates has any arrangement or understanding with any person with respect to (i) any future employment by the Corporation or its affiliates or (ii) any future transactions to which the Corporation or any of its affiliates will or may be a party.

On July 22, 2022, Stilwell Activist Investments filed a complaint to compel inspection and copying of corporate records pursuant to Section 79-4-16.04 of the Mississippi Business Corporation Act against the Corporation (the “Complaint”). The Complaint seeks to enforce a demand to inspect certain corporate records made by Stilwell Activist Investments and was filed in the Chancery Court of Harrison County, Mississippi Second Judicial District. The parties are currently engaged in pre-trial discovery, and there have been no substantive rulings by the Court.

Except as otherwise set forth herein, (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Corporation; (iii) no Participant owns any securities of the Corporation which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Corporation during the past two years; (v) no part of the purchase price or market value of the securities of the Corporation owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Corporation; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Corporation’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Corporation or its affiliates, or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Corporation’s 2023 Annual Meeting of Stockholders (including any adjournments, postponements, continuations and reschedulings thereof, the “Annual Meeting”); (xii) no Participant holds any positions or offices with the Corporation; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Corporation to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Corporation. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries. With respect to the Stilwell Nominee and the Alternate Nominee, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

A-1

SECURITY OWNERSHIP OF BENEFICIAL OWNERS

       The table below shows the number of shares of common stock, $1.00 par value per share, of the Corporation (“Common Stock”), beneficially owned by the Beneficial Owners.

Title of Class	Name of Owner	Direct Beneficial Ownership	Percent of Class (1)

Common Stock	Stilwell Activist Investments	354,108	7.57%

Common Stock	Stilwell Activist Fund	50,262	1.07%

Common Stock	Stilwell Value Partners VII	122,217	2.61%

(1) The percentages are calculated based on 4,678,186 shares of Common Stock outstanding as of October 31, 2022, as reported in the Corporation’s Form 10-Q filed with the Securities and Exchange Commission on November 9, 2022.

Stilwell Value LLC, as the general partner of each of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII, may be deemed the beneficial owner of the 526,587 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII. Mr. Stilwell, as the managing member and sole owner of Stilwell Value LLC, may be deemed the beneficial owner of the 526,587 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII.

Each of the Participants disclaims beneficial ownership with respect to the shares of Common Stock reported owned herein except to the extent of its, his or her pecuniary interest therein.

DESCRIPTION OF BENEFICIAL OWNERSHIP, BENEFICIAL OWNERS AND CERTAIN OTHER PARTICIPANTS

Mr. Stilwell is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII. The business address of each of Stilwell Value LLC, Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII is 111 Broadway, 12th Floor, New York, New York 10006. The business address of Mr. Stilwell and Ms. Parisi is 200 Calle del Santo Cristo, Segundo Piso, San Juan, Puerto Rico 00901.

The principal employment of Mr. Stilwell is investment management, and he serves as the managing member and sole owner of Stilwell Value LLC and a certain affiliated administrative entity, as well as a member, manager and sole owner of another affiliated administrative entity. The principal employment of Ms. Parisi is serving as Director of Communications for The Stilwell Group1, and she serves as a member of Stilwell Value LLC and as a member and manager of a certain affiliated administrative entity. Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is in the business of serving as the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and related partnerships

Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII, Mr. Stilwell has the power to direct the affairs of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII. Therefore, Mr. Stilwell is deemed to share voting and dispositive power with Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Value Partners VII with regard to the shares of Common Stock respectively held by such entities.

1 The Stilwell Group is comprised of Stilwell Value LLC and five private investment partnerships, including, Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Value Partners VII, as well as certain affiliated administrative entities.

A-2

The Beneficial Owners may be deemed to beneficially own, in the aggregate 526,587 shares of Common Stock, representing approximately 11.30% of the Corporation’s outstanding shares of Common Stock (based upon the 4,678,186 shares of Common Stock outstanding as of October 31, 2022). The Beneficial Owners have an interest in the election of directors at the Annual Meeting in their capacities as stockholders of the Corporation.

TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase and sale of shares of Common Stock by each Participant within the past two years and the number of shares of Common Stock in each purchase and sale.

Nature of the Transaction	Quantity of Securities Purchased/(Sold)	Date of Purchase / Sale

Stilwell Activist Investments, L.P.*

Sale of Common Stock	(2,100)	11/10/2021
Sale of Common Stock	(15,540)	11/15/2021
Purchase of Common Stock	3,500	07/06/2022
Purchase of Common Stock	4,500	07/07/2022
Purchase of Common Stock	7,500	07/08/2022
Purchase of Common Stock	1,042	01/04/2023
Purchase of Common Stock	500	01/06/2023
Purchase of Common Stock	500	02/27/2023

Stilwell Activist Fund, L.P.*

Sale of Common Stock	(2,360)	11/15/2021
Purchase of Common Stock	2,500	07/06/2022
Purchase of Common Stock	1,500	07/07/2022
Purchase of Common Stock	1,500	07/08/2022

Stilwell Value Partners VII, L.P.*

Purchase of Common Stock	9,000	07/06/2022
Purchase of Common Stock	9,000	07/07/2022
Purchase of Common Stock	20,900	07/08/2022

A-3

RODNEY H. BLACKWELL#

Purchase of Common Stock	50	05/11/2022
Purchase of Common Stock	50	05/12/2022
Purchase of Common Stock	100	06/01/2022
Purchase of Common Stock	100	06/03/2022
Purchase of Common Stock	100	06/14/2022
Purchase of Common Stock	100	06/23/2022
Purchase of Common Stock	1	06/27/2022
Purchase of Common Stock	1	07/05/2022
Purchase of Common Stock	548	07/06/2022
Purchase of Common Stock	100	07/07/2022
Purchase of Common Stock	151	07/08/2022
Purchase of Common Stock	50	08/03/2022
Purchase of Common Stock	28	09/14/2022
Purchase of Common Stock	2	11/03/2022
Purchase of Common Stock	181	11/23/2022
Purchase of Common Stock	1	12/01/2022
Purchase of Common Stock	16	12/02/2022
Purchase of Common Stock	100	12/05/2022
Purchase of Common Stock	56	12/09/2022
Purchase of Common Stock	165	12/13/2022
Purchase of Common Stock	4	12/14/2022
Purchase of Common Stock	23	12/15/2022
Purchase of Common Stock	53	12/22/2022

The Rodney H. & Ann P. Blackwell Joint Trust U/A 06/15/2016#

Purchase of Common Stock	100	05/12/2022
Purchase of Common Stock	11	05/18/2022
Purchase of Common Stock	1	05/19/2022

*Funds for share purchases were provided from time to time in part by margin account loans from subsidiaries of Morgan Stanley and/or Interactive Brokers extended in the ordinary course of business. All purchases of shares of Common Stock using funds borrowed from Morgan Stanley and/or Interactive Brokers, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by the Beneficial Owners may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to such entities. Such loans generally bear interest at a rate based on the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers. There is currently no indebtedness outstanding secured by shares of Common Stock held by the Beneficial Owners. As of the date hereof, all shares owned by the Beneficial Owners are held with Morgan Stanley.

# Funds for share purchases may be provided from time to time in part by margin account loans from subsidiaries of Fidelity and/or Charles Schwab extended in the ordinary course of business.

A-4

INFORMATION ABOUT THE STILWELL NOMINEE and alternate nominee

The Beneficial Owners believe that each of the Stilwell Nominee and the Alternate Nominee presently is, and if elected as a director of the Corporation, would be, an “independent director” within the meaning of (i) paragraph (a)(1) of Item 407 of Regulation S-K and (ii) Sections 2.5(a) and 7 of the OTCQX Rules for U.S. Companies.

Name, Age, and Business Address

Name	Age	Business Address
Rodney H. Blackwell	71	P.O. Box 18439 Hattiesburg, MS 39404
Stewart F. Peck	70	601 Poydras St., Suite 2775 New Orleans, LA 70130

Stilwell Value LLC, Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Value Partners VII entered into a nominee agreement with each of the Stilwell Nominee and the Alternate Nominee (each a “Nominee Agreement” and collectively, the “Nominee Agreements”), whereby, among other things, Stilwell Value LLC, Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Value Partners VII have agreed to reimburse the Stilwell Nominee and the Alternate Nominee for their expenses incurred in connection with their nomination (or potential nomination) for election to the Board and to indemnify and hold such parties harmless from and against all damages and claims that may arise in connection with being nominated for election to the Board. In addition, pursuant to the Nominee Agreements, each of the Stilwell Nominee and the Alternate Nominee has agreed that, without prior written consent, such Nominee will not acquire, directly or indirectly, any securities of the Corporation, or effect any sale or disposition of any securities of the Corporation, from the date of such Nominee Agreement until the conclusion of the Annual Meeting. Furthermore, as set forth in Exhibit A to each Nominee Agreement, each of the Stilwell Nominee and Alternate Nominee has consented to (i) being named as a nominee of Stilwell Activist Investments in (x) any proxy statement relating to the Annual Meeting and (y) any other written materials and public filings of Stilwell relating to the Annual Meeting, or otherwise to be used in connection with Stilwell’s solicitation of proxies from the stockholders of the Corporation, and (ii) serving as a director of the Corporation if elected at the Annual Meeting.

Mr. Blackwell has granted Mr. Stilwell and Ms. Parisi, or either of them, power of attorney (the “POA”) to execute certain SEC filings and other documents in connection with the solicitation of proxies from the Corporation’s stockholders in connection with the Annual Meeting and any other related transactions.

On January 25, 2023, Stilwell and Mr. Blackwell entered into a Joint Filing Agreement in which they agreed to the joint filing, on behalf of each of them, of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Corporation.

In addition, on January 23, 2023, each of the Stilwell Nominee, the Alternate Nominee and the other Participants in the solicitation signed a Solicitation Statement (as defined in the Corporation’s Bylaws, as amended (the “Bylaws”)).

The Stilwell Nominee and the Alternate Nominee have an interest in the election of directors at the Annual Meeting pursuant to the agreements described above.

In addition, in accordance with the director qualification provisions set forth in the Bylaws:

A-5

Mr. Blackwell: (a) owns, and will own in his own right unencumbered stock in the Corporation in the amount of at least Two Hundred Dollars ($200.00) par value at the time of his election to the Board and will continue to own such par value amount throughout his term; (b) has not been subject to a cease and desist order, consent, or other formal order by a state or federal regulatory agency which has been publicly disclosed within the past ten (10) years; (c) has not been convicted of a crime involving dishonesty or breach of trust; (d) is not currently charged with the commission of a crime; (e) maintains a principal residence within fifty (50) miles of the main office or a branch office of the Corporation or its bank subsidiary; (f) is not a director, officer or 10% stockholder of a financial institution that has a main office or branch offices within fifty (50) miles of the main office or a branch office of the Corporation; (g) will comply with all of the Corporation’s policies and procedures applicable to directors, including a requirement to maintain confidentiality of all matters discussed by the Board at its meetings; (h) is not a party to any agreement that materially limits his voting discretion as a director or his ability to discharge fiduciary duties to all directors; and (i) will take and subscribe an annual oath that he will faithfully and diligently perform the duties of his office and will not knowingly violate or permit to be violated any provision of law or any requirements or qualifications of directors listed in the Bylaws.

Mr. Peck: (a) will, as necessary, own in his own right unencumbered stock in the Corporation in the amount of at least Two Hundred Dollars ($200.00) par value at the time of his election to the Board and continue to own such par value amount throughout his term; (b) has not been subject to a cease and desist order, consent, or other formal order by a state or federal regulatory agency which has been publicly disclosed within the past ten (10) years; (c) has not been convicted of a crime involving dishonesty or breach of trust; (d) is not currently charged with the commission of a crime; (e) maintains a principal residence within fifty (50) miles of the main office or a branch office of the Corporation or its bank subsidiary; (f) is not a director, officer or 10% stockholder of a financial institution that has a main office or branch offices within fifty (50) miles of the main office or a branch office of the Corporation; (g) will comply with all of the Corporation’s policies and procedures applicable to directors, including a requirement to maintain confidentiality of all matters discussed by the Board at its meetings; (h) is not a party to any agreement that materially limits his voting discretion as a director or his ability to discharge fiduciary duties to all directors; and (i) will take and subscribe an annual oath that he will faithfully and diligently perform the duties of his office and will not knowingly violate or permit to be violated any provision of law or any requirements or qualifications of directors listed in the Bylaws.

SECURITY OWNERSHIP OF THE STILWELLNOMINEE AND ALTERNATE NOMINEE

The table below shows the number of shares of Common Stock beneficially owned by the Stilwell Nominee and the Alternate Nominee.

Title of Class	Name of Owner	Direct Beneficial Ownership	Percent of Class (1)

Common Stock	Rodney H. Blackwell	2,092	0.04%

Common Stock	Stewart F. Peck	0	0%

(1) The percentages are calculated based on 4,678,186 shares of Common Stock outstanding as of October 31, 2022, as reported in the Corporation’s Form 10-Q filed with the Securities and Exchange Commission on November 9, 2022.

As of the date hereof, Mr. Blackwell owns 2,092 shares of Common Stock, including (i) 1,980 shares of Common Stock held directly and (ii) 112 shares of Common Stock held in The Rodney H. & Ann P. Blackwell Joint Trust U/A 06/15/2016, of which Mr. Blackwell shares voting power and investment power with Ms. Ann P. Blackwell. The shares of Common Stock beneficially owned by Mr. Blackwell were purchased with personal funds in the open market. Funds for such share purchases may be provided from time to time in part by margin account loans from subsidiaries of Fidelity and/or Charles Schwab extended in the ordinary course of business.

As of the date hereof, the Alternate Nominee does not currently, directly or indirectly, own any securities of the Corporation, and has not transacted in securities of the Corporation during the past two years. Notwithstanding the foregoing, the Alternate Nominee intends to comply with any Common Stock ownership requirements set forth in the Bylaws as of his appointment or election to the Board, as applicable.

A-6

▼ DETACH PROXY CARD HERE ▼

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 28, 2023

PROXY

Peoples Financial Corporation 2023 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY STILWELL ACTIVIST INVESTMENTS, L.P. AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION (COLLECTIVELY, “STILWELL”)

THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION IS NOT SOLICITING THIS PROXY

The undersigned hereby appoints Mses. Teresa Huang and Megan Parisi and Mr. Luis J. Lopez, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $1.00 per share, of Peoples Financial Corporation (“Peoples Financial” or the “Corporation”), which the undersigned is entitled to vote at the Corporation’s 2023 Annual Meeting of Stockholders scheduled to be held on Wednesday, April 26, 2023, or any adjournments, postponements, continuations and reschedulings thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the Stilwell Nominee, “FOR” the ratification of the appointment of Wipfli LLP as the Corporation’s independent registered public accounting firm, and “AGAINST” the advisory (non-binding) proposal to approve the compensation of the Corporation’s named executive officers. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. Stilwell’s Proxy Statement and form of GREEN universal proxy card are available at [__________].

For registered shares, your proxy must be received by 11:59 p.m. Eastern Time the day before the Annual Meeting date.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

[X] Please mark vote as in this example

Stilwell recommends that you vote “FOR” the Stilwell Nominee and DO NOT vote “FOR” the Corporation’s nominees listed below in Proposal 1.

You may submit votes “FOR” up to six nominees in total. You are permitted to vote for less than six nominees. Importantly, if you mark more than six “FOR” boxes with respect to the election of directors, all of your votes for the election of directors will be deemed invalid. If you mark fewer than six “FOR” boxes with respect to the election of directors, this proxy card, when duly executed, will be voted only “FOR” those nominees you have so marked.

1.	ELECTION OF SIX PERSONS TO SERVE AS DIRECTORS OF THE CORPORATION

STILWELL NOMINEE	FOR	WITHHOLD
a) Rodney H. Blackwell	☐	☐

NomineeS OF THE CORPORATION OPPOSED BY STILWELL	FOR	WITHHOLD
a) Ronald G. Barnes	☐	☐
b) Padrick D. Dennis	☐	☐
c) Jeffrey H. O'Keefe	☐	☐
d) Paige Reed Riley	☐	☐
e) George J. Sliman, III	☐	☐
f) Chevis C. Swetman	☐	☐

Stilwell recommends you vote “FOR” Proposal 2.

2.	RATIFICATION OF THE APPOINTMENT OF WIPFLI LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PEOPLES FINANCIAL CORPORATION
☐ FOR	☐ AGAINST	☐ ABSTAIN

Stilwell recommends you vote “AGAINST” Proposal 3.

3.	ADVISORY (NON-BINDING) PROPOSAL TO APPROVE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS
☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.